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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

       Date of Report (Date of earliest event reported): December 7, 2001



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       333-56242                13-3836437
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

      245 Park Avenue
     New York, New York                                             10167
   (Address of Principal                                          (Zip Code)
     Executive Offices)







       Registrant's telephone number, including area code: (212) 272-4095

                                    No Change
--------------------------------------------------------------------------------


          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         Incorporation of Certain Documents by Reference

         The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2000 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 2001 and for the six month period ended June 30, 2001 and June 30, 2000 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended June 30, 2001, are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. All financial statements of MBIA Insurance Corporation and its subsidiaries included in documents filed by MBIA Inc. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Notes shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

         Consents

         In connection with the issuance of the ABFS Mortgage Loan Trust 2001-4, Mortgage Backed Notes, Series 2001-4 (the "Notes"), the registrant is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.1.

         In connection with the issuance of the ABFS Mortgage Loan Trust 2001-4, Mortgage Backed Notes, Series 2001-4 (the "Notes"), the registrant is filing herewith the consent of BDO Seidman LLP ("BDO") to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Notes. The consent of BDO Seidman LLP is attached hereto as Exhibit 23.1.2.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:



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Exhibit No.               Description
-----------               -----------
23.1.1                    Consent of PricewaterhouseCoopers LLP
23.1.2                    Consent of BDO Seidman LLP


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                      As Depositor and on behalf of ABFS
                                      Mortgage Loan Trust 2001-4
                                      Registrant


                                      By:  /s/  Joseph T. Jurkowski
                                          -------------------------------------
                                           Name:   Joseph T. Jurkowski
                                           Title:  Vice President






Dated:  December 7, 2001


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                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------
  23.1.1            Consent of PricewaterhouseCoopers LLP
  23.1.2            Consent of BDO Seidman LLP